                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

                Date of Report (Date of Earliest Event Reported):

                                  May 20, 1997

                            MONRO MUFFLER BRAKE, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-19357

           New York                                            16-0838627
(State of incorporation)                                     (I.R.S. Employer
                                                            Identification No.)

200 Holleder Parkway, Rochester, New York                              14615
(Address of principal executive offices)                             (zip code)

Registrant's telephone number, including area code              (716) 647-6400

Item 5.  Other Events.
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The Board of Directors of Monro Muffler Brake, Inc. (the Registrant) declared a 5% stock dividend, payable August 4, 1997, to holders of record as of June 20, 1997.

In lieu of issuing any fractional shares of common stock, the Registrant will pay holders thereof an amount in cash equal to such fraction times the closing price of the common stock on the record date.

As of May 20, 1997, 7,470,326 shares of the Registrant's Common Stock, par value $.01 per share, were outstanding.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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The following is a list of exhibits filed with this Current Report on Form 8-K indexed to their location in the sequentially numbered copy.

Exhibit No.                Description
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99.1                       Press Release
                           dated May 20, 1997

                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MONRO MUFFLER BRAKE, INC.
                                            -------------------------
                                                 (Registrant)

June 10, 1997                               /s/ Catherine D'Amico
                                            ---------------------------------
                                            Catherine D'Amico
                                            Sr. Vice President-Finance & CFO